UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2008

Zilog, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13748	13-3092996
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6800 Santa Teresa Boulevard
San Jose, California    95119
(Address of principal executive offices including zip code)

(408) 513-1500
(Registrant's telephone number, including area code)

532 Race Street, San Jose, California    95126
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

      On January 18, 2008, ZiLOG, Inc. (the "Company") issued a press release in connection with its receipt of an unsolicited offer to purchase the Company from Universal Electronics Inc. A copy of the press release is furnished as an exhibit to this Form 8-K. This Form 8-K and the attached exhibit are furnished to but not filed with the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits.

Exhibit	Description
99.1	ZiLOG, Inc. Press Release, dated January 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 18, 2008

Zilog, Inc.

By: /s/ Perry J. Grace

Perry J. Grace
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	ZiLOG, Inc. Press Release, dated January 18, 2008 Also provided in PDF format as a courtesy.